                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and RICHARD W. BERSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                                     /s/ Paul D. Bauer
                                                     -----------------
                                                     Name: Paul D. Bauer
                                                     Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and RICHARD W. BERNSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                                /s/ A. David Brown
                                                ------------------
                                                Name: A. David Brown
                                                Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and RICHARD W. BERSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                                 /s/ William A. Dolan, II
                                                 ------------------------
                                                 Name: William A. Dolan, II
                                                 Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and RICHARD W. BERSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                                /s/ C. Edward Herder
                                                --------------------
                                                Name: C. Edward Herder
                                                Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and RICHARD W. BERSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                                 /s/ William M. Kearns, Jr.
                                                 --------------------------
                                                 Name: William M. Kearns, Jr.
                                                 Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and RICHARD W. BERSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                                  /s/ Joan Lamm-Tennant, Ph.D.
                                                  ----------------------------
                                                  Name: Joan Lamm-Tennant, Ph.D.
                                                  Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and RICHARD W. BERSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                           /s/ S. Griffin McClellan, III
                                           -----------------------------
                                           Name: S. Griffin McClellan, III
                                           Title: Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and RICHARD W. BERSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                                  /s/ William M. Rue
                                                  ------------------
                                                  Name: William M. Rue
                                                  Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and RICHARD W. BERSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                            /s/ John F. Rockart, Ph.D.
                                            --------------------------
                                            Name: John F. Rockart, Ph.D.
                                            Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY, DALE A. THATCHER and RICHARD W. BERSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                                  /s/ J. Brian Thebault
                                                  ---------------------
                                                  Name: J. Brian Thebault
                                                  Title: Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint GREGORY E. MURPHY and RICHARD W. BERSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                       /s/ Dale A. Thatcher
                                       --------------------
                                       Name:   Dale A. Thatcher
                                       Title:  Executive Vice President,
                                               Chief Financial Officer and
                                               Treasurer

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint DALE A. THATCHER and RICHARD W. BERSTEIN, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-3, or other appropriate form covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of November, 2003.

                                  /s/ Gregory E. Murphy
                                  ---------------------
                                 Name:  Gregory E. Murphy
                                 Title: Chairman of the Board, President,
                                        Chief Executive Officer and Director